                                                                     Exhibit 3.2

                              AMENDED AND RESTATED

                                   BYLAWS OF

                               ZANY BRAINY, INC.

                                     BYLAWS
                               TABLE OF CONTENTS

                                                                                   Page
                                                                                  -----

ARTICLE I - OFFICES
     Section 1-1.  Registered Office...............................................  1
     Section 1-2.  Other Offices...................................................  1

ARTICLE II - MEETINGS OF SHAREHOLDERS - ANNUAL FINANCIAL STATEMENTS
     Section 2-1.  Place of Meetings of Shareholders...............................  1
     Section 2-2.  Annual Meeting of Shareholders..................................  1
          (a)       Time...........................................................  1
          (b)       Election of Directors..........................................  1
     Section 2-3.  Special Meetings of Shareholders................................  1
     Section 2-4.  Notices of Meetings of Shareholders.............................  2
     Section 2-5.  Quorum of and Action by Shareholders............................  2
          (a)       General Rule...................................................  2
          (b)       Action by Shareholders.........................................  2
          (c)       Withdrawal.....................................................  2
          (d)       Election of Directors at Adjourned Meetings....................  3
          (e)       Conduct of Other Business at Adjourned Meetings................  3
     Section 2-6.  Adjournments....................................................  3
          (a)       General Rule...................................................  3
          (b)       Lack of Quorum.................................................  3
          (c)       Notice of an Adjourned Meeting.................................  3
     Section 2-7.  Voting List, Voting and Proxies.................................  3
          (a)       Voting List....................................................  3
          (b)       Voting.........................................................  4
          (c)       Proxies........................................................  4
          (d)       Judges of Election.............................................  4
     Section 2-8.  Participation in Meetings by Conference Telephone...............  4
     Section 2-9.  Action by Unanimous Consent of Shareholders.....................  4
     Section 2-10.  Action by Less than Unanimous Consent of Shareholders..........  5
     Section 2-11.  Annual Financial Statements....................................  5

ARTICLE III - BOARD OF DIRECTORS
     Section 3-1.                                                                    5
          (a)       General Rule...................................................  5
          (b)       Qualifications.................................................  6
          (c)       Power to Select Directors......................................  6
          (d)       Notice of Shareholder Business and Nominations.................  6
          (e)       Election of Directors..........................................  8

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
          (f)       Number.........................................................  8
          (g)       Term of Office.................................................  8
          (h)       Resignation....................................................  9
          (i)       Vacancies......................................................  9
          (j)       Removal of Directors...........................................  9
     Section 3-2.  Place of Meetings...............................................  9
     Section 3-3.  Regular Meetings................................................  9
     Section 3-4.  Special Meetings................................................  9
     Section 3-5.  Participation in Meetings by Conference Telephone...............  9
     Section 3-6.  Notices of Meetings of Board of Directors....................... 10
          (a)       Regular Meetings............................................... 10
          (b)       Special Meetings............................................... 10
     Section 3-7.  Quorum and Action by Directors.................................. 10
     Section 3-8.  Informal Action by the Board of Directors....................... 10
     Section 3-9.  Committees...................................................... 10
          (a)       Establishment and Powers....................................... 10
          (b)       Alternate Members.............................................. 11
          (c)       Term........................................................... 11
          (d)       Status of Committee Action..................................... 11

ARTICLE IV - OFFICERS
     Section 4-1.  Election and Office............................................. 11
     Section 4-2.  Term............................................................ 11
     Section 4-3.  Powers and Duties of the Chief Executive Officer................ 12
     Section 4-4.  Powers and Duties of the President.............................. 12
     Section 4-5.  Powers and Duties of the Secretary.............................. 12
     Section 4-6.  Powers and Duties of the Treasurer.............................. 12
     Section 4-7.  Powers and Duties of the Chairman of the Board.................. 13
     Section 4-8.  Powers and Duties of Vice Chairmen of the Board, Vice
      Presidents
                    and Assistant Officers......................................... 13
     Section 4-9.  Delegation of Office............................................ 13
     Section 4-10.  Vacancies...................................................... 13

ARTICLE V - CAPITAL STOCK
     Section 5-1.  Share Certificates.............................................. 13
          (a)       Execution...................................................... 13
          (b)       Designations, etc.............................................. 13
          (c)       Fractional Shares.............................................. 14
     Section 5-2.  Transfer of Shares.............................................. 14
     Section 5-3.  Determination of Shareholders  of  Record....................... 14
          (a)       Fixing Record Date............................................. 14
          (b)       Determination when No Record Date Fixed........................ 14
          (c)       Certification by Nominee....................................... 15

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
     Section 5-4.  Lost Share Certificates......................................... 15
     Section 5-5.  Uncertificated Shares........................................... 15

ARTICLE VI - NOTICES - COMPUTING TIME PERIODS
     Section 6-1.  Contents of Notice.............................................. 16
     Section 6-2.  Modification of Proposal Contained in Notice.................... 16
     Section 6-3.  Method of Notice................................................ 16
     Section 6-4.  Bulk Mail....................................................... 16
     Section 6-5.  Computing Time Periods.......................................... 16
          (a)       Days to be Counted............................................. 16
          (b)       One Day Notice................................................. 17
     Section 6-6.  Waiver of Notice................................................ 17

ARTICLE VII - LIMITATION OF DIRECTORS'  LIABILITY  AND INDEMNIFICATION
                    OF DIRECTORS, OFFICERS AND  OTHER  PERSONS
     Section 7-1.  Limitation of Directors' Liability.............................. 17
     Section 7-2.  Indemnification and Insurance................................... 17
          (a)       Indemnification of  Directors  and  Officers................... 17
          (b)       Indemnification of Employees and Other Persons................. 18
          (c)       Non-Exclusivity of Rights...................................... 18
          (d)       Insurance...................................................... 19
          (e)       Fund For Payment of Expenses................................... 19
     Section 7-3.  Amendment....................................................... 19
     Section 7-4.  Changes in Pennsylvania Law..................................... 19

ARTICLE VIII - FISCAL YEAR
     Section 8-1.  Determination of Fiscal Year.................................... 20

ARTICLE IX - AMENDMENTS
     Section 9-1.                                                                   20
          (a)       Shareholders................................................... 20
          (b)       Board of Directors............................................. 20

ARTICLE X - INTERPRETATION OF BYLAWS --  SEPARABILITY
     Section 10-1.  Interpretation................................................. 20
     Section 10-2.  Separability................................................... 20

ARTICLE XI - DETERMINATIONS BY THE BOARD
     Section 11-1.  Effect of Board Determinations................................. 20

ARTICLE XII - ADOPTION OF BYLAWS AND RECORD OF AMENDMENT
     Section 12-1.  Adoption....................................................... 21

                                   BYLAWS OF

                               ZANY BRAINY, INC.


                               ARTICLE I-OFFICES

      Section 1-1. Registered Office.  The registered office of the Corporation
                   -----------------
shall be located within the Commonwealth of Pennsylvania at such place as the Board of Directors (hereinafter referred to as the "Board of Directors" or the "Board") shall determine from time to time.

      Section 1-2. Other Offices.  The Corporation may also have offices at
                   -------------
such other places within or without the Commonwealth of Pennsylvania as the Board of Directors may from time to time appoint or the business of the Corporation may require.

                    ARTICLE II-MEETINGS OF SHAREHOLDERS -
                          ANNUAL FINANCIAL STATEMENTS

      Section 2-1. Place of Meetings of Shareholders.    Meetings of
                   ---------------------------------
shareholders shall be held at such places, within or without the Commonwealth of Pennsylvania, as may be fixed from time to time by the Board of Directors. If no such place is fixed by the Board of Directors, meetings of the shareholders shall be held at the registered office of the Corporation.

      Section 2-2. Annual Meeting of Shareholders.
                   ------------------------------

          (a) Time.  A meeting of the shareholders of the Corporation shall be
              ----
held in each calendar year at such date and time as the Board of Directors may determine, or if the Board of Directors fails to set a time, on the third Wednesday in May in such year at 10:00 o'clock a.m., if not a legal holiday, and if such day is a legal holiday in Pennsylvania, then such meeting shall be held on the next business day and at said meeting the shareholders then entitled to vote shall elect directors and shall transact such other business as may properly be brought before the meeting. If the annual meeting is not called and held within six months after the designated time, any shareholder may call the meeting at any time thereafter.

           (b) Election of Directors.  At such annual meeting, there shall be
               ---------------------
held an election of Directors.

      Section 2-3. Special Meetings of Shareholders.  Except as expressly
                   --------------------------------
required by law, the special meetings of shareholders may be called at any time only by:

          (a) the Chairman of the Board, if any, if the Chairman of the Board is serving as the chief executive officer of the Corporation, and otherwise the President of the Corporation;

          (b)  any two Directors; or

          (c) the holder or holders of at least 20% of the outstanding securities of the Corporation (on a fully covered basis).

          Upon the written request of any person who has a called or special meeting, under these bylaws or applicable law, which request specifies the general nature of the business to be transacted at such meeting, it shall be the duty of the Secretary to fix the time and place of such meeting, which shall be held not less than five nor more than 60 days after the receipt of such request, and to give due notice thereof as is required by Section 2-4 hereof. If the Secretary neglects or refuses to fix the time and place of such meeting, the person or persons calling the meeting may do so."

      Section 2-4. Notices of Meetings of Shareholders.  Written notice,
                   -----------------------------------
complying with Article VI of these Bylaws, stating the place and time and, in the case of special meetings, the general nature of the business to be transacted at any meeting of the shareholders shall be given to each shareholder of record entitled to vote at the meeting, except as provided in Section 1707 of the Pennsylvania Business Corporation Law of 1988, as amended (the "Pennsylvania BCL"), at least five days prior to the day named for the meeting, provided that notice shall be given at least ten days prior to the day named for a meeting to consider a fundamental change under Chapter 19 of the Pennsylvania BCL. Such notices may be given by, or at the direction of, the Secretary or other authorized person. If the Secretary or other authorized person neglects or refuses to give notice of a meeting, the person or persons calling the meeting may do so.

      Section 2-5. Quorum of and Action by Shareholders.
                   ------------------------------------

          (a) General Rule.  Except as provided in subsections (c), (d) and (e)
              ------------
of this Section 2-5, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the meeting shall constitute a quorum for the purpose of consideration and action on the matter. Unless the Pennsylvania BCL permits otherwise, this Section 2-5(a) may be modified only by a Bylaw amendment adopted by the shareholders.

          (b) Action by Shareholders.  Whenever any corporate action is to be
              ----------------------
taken by vote of the shareholders of the Corporation at a duly organized meeting of shareholders, it shall be authorized by a majority of the votes cast at the meeting by the holders of shares entitled to vote thereon. Unless the Pennsylvania BCL permits otherwise, this Section 2-5(b) may be modified only by a Bylaw amendment adopted by the shareholders.

          (c) Withdrawal. The shareholders present at a duly organized meeting
              ----------
can continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

          (d) Election of Directors at Adjourned Meetings.  In the case of any
              -------------------------------------------
meeting called for the election of Directors, those shareholders who attend a meeting called for the election of Directors that has been previously adjourned for lack of a quorum, although less than a quorum as fixed in subsection (a), shall nevertheless constitute a quorum for the purpose of electing Directors.

          (e) Conduct of Other Business at Adjourned Meetings.  Those
              -----------------------------------------------
shareholders entitled to vote who attend a meeting of shareholders that has been previously adjourned for one or more periods aggregating at least 15 days because of an absence of a quorum, although less than a quorum as fixed in subsection (a), shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the notice of meeting if the notice states that those shareholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose of acting upon the matter.

      Section 2-6. Adjournments.
                   ------------

          (a) General Rule.  Adjournments of any regular or special meeting of
              ------------
shareholders may be taken, but any meeting at which directors are to be elected shall be adjourned only from day to day, or for such longer periods not exceeding 15 days each As the shareholders present and entitled to vote shall direct, until the directors have been elected.

          (b) Lack of Quorum.  If a meeting cannot be organized because a quorum
              --------------
has not attended, those present may, except as otherwise provided in this
Section 2-6, adjourn the meeting to such time and place as they may determine.

          (c) Notice of an Adjourned Meeting.  When a meeting of shareholders is
              ------------------------------
adjourned, it shall not be necessary to give any notice of the adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the Board fixes a new record date for the adjourned meeting.

      Section 2-7. Voting List, Voting and Proxies.
                   -------------------------------

          (a) Voting List.  The officer or agent having charge of the transfer
              -----------
books for shares of the Corporation shall make a complete list of the shareholders entitled to vote at any meeting of shareholders, arranged in alphabetical order, with the address of and the number of shares held by each. The list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof except that, if the Corporation has 5,000 or more shareholders, in lieu of the making of the list the Corporation may make the information therein available at the meeting by any other means.

          (b) Voting.  Except as otherwise specifically provided by law, all
              ------
matters coming before the meeting shall be determined by a vote of shares. Such vote shall be taken by voice unless a shareholder demands, before the vote begins, that it be taken by ballot.

          (c) Proxies.  At all meetings of shareholders, shareholders entitled
              -------
to vote may attend and vote either in person or by proxy. Every proxy shall be executed in writing by the shareholder or by such shareholder's duly authorized attorney-in-fact and filed with the Secretary of the Corporation. A proxy, unless coupled with an interest (as defined in Section 1759(c) of the Pennsylvania BCL), shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until written notice thereof has been given to the Secretary of the Corporation. An unrevoked proxy shall not be valid after three years from the date of its execution unless a longer time is expressly provided therein. A proxy shall not be revoked by the death or incapacity of the maker unless, before the vote is counted or the authority is exercised, written notice of the death or incapacity is given to the Secretary of the Corporation.

          (d) Judges of Election.  In advance of any meeting of shareholders of
              ------------------
the Corporation, the Board of Directors may appoint one or three Judges of Election, who need not be shareholders and who will have such duties as provided in Section 1765(3) of the Pennsylvania BCL, to act at the meeting or any adjournment thereof. If one or three Judges of Election are not so appointed, the presiding officer of the meeting may, and on the request of any shareholder shall, appoint one or three Judges of Election at the meeting. In case any person appointed as a Judge of Election fails to appear or refuses to act, the vacancy may be filled by appointment made by the Board of Directors in advance of the convening of the meeting or at the meeting by the presiding officer. A person who is a candidate for office to be filled at the meeting shall not act as a Judge of Election. Unless the Pennsylvania BCL permits otherwise, this
Section 2-7(d) may be modified only by a Bylaw amendment adopted by the shareholders.

      Section 2-8. Participation in Meetings by Conference Telephone.  Unless
                   -------------------------------------------------
determined to the contrary by the Board of Directors in advance of a particular meeting with respect to that meeting, any person who is otherwise entitled to participate in any meeting of the shareholders may attend, be counted for the purposes of determining a quorum and exercise all rights and privileges to which such person might be entitled were such person personally in attendance, including the right to vote, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, if such communications equipment is present in the meeting room.

      Section 2-9. Action by Unanimous Consent of Shareholders.  Any action
                   -------------------------------------------
required or permitted to be taken at a meeting of the shareholders or a class of shareholders may be taken without a meeting if, prior or subsequent to the action, a consent or consents thereto in writing (executed personally or by proxy), shall be signed by all of the shareholders who would be entitled to vote at a meeting for such purpose and shall be filed with the Secretary of the Corporation. In addition to other means of filing with the Secretary, insertion in the minute book of the Corporation shall be deemed filing with the Secretary regardless of whether the Secretary or some other authorized person has actual possession of the minute book.

      Section 2-10. Action by Less than Unanimous Consent of Shareholders.  Any
                    -----------------------------------------------------
action required or permitted to be taken at a meeting of the shareholders or of a class of shareholders may be taken without a meeting upon the written consent of shareholders who would have been entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. The consents shall be filed with the Secretary of the Corporation. In addition to other means of filing with the secretary, insertion in the minute book of the Corporation shall be deemed filing with the Secretary regardless of whether the secretary or some other authorized person has actual possession of the minute book. The action shall not become effective until after at least ten days written notice of such action shall have been given to each shareholder entitled to vote thereon who has not consented thereto.

      Section 2-11. Annual Financial Statements.  Unless otherwise agreed
                    ---------------------------
between the Corporation and a shareholder, the Corporation shall furnish to its shareholders annual financial statements, including at least a balance sheet as of the end of each fiscal year and statement of income and expenses for the fiscal year. The financial statements shall be prepared on the basis of generally accepted accounting principles, if the Corporation prepares financial statements for the fiscal year on that basis for any purpose, and may be consolidated statements of the Corporation and one or more of its subsidiaries.

     The financial statements shall be mailed by the Corporation to each of its shareholders entitled thereto within 120 days after the close of each fiscal year and, after the mailing and upon request, shall be mailed by the Corporation to any shareholder or beneficial owner entitled thereto to whom a copy of the most recent annual financial statements has not previously been mailed. Statements that are audited or reviewed by a public accountant shall be accompanied by the report of the accountant; in other cases, each copy shall be accompanied by a statement of the person in charge of the financial records of the Corporation (i) stating such person's reasonable belief as to whether or not the financial statements were prepared in accordance with generally accepted accounting principles and, if not, describing the basis of presentation, and
(ii) describing any material respects in which the financial statements were not prepared on a basis consistent with those prepared for the previous year.

                        ARTICLE III-BOARD OF DIRECTORS

      Section 3-1.

          (a) General Rule.  Unless otherwise provided by statute, all powers
              ------------
vested by law in the Corporation shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors.

          (b) Qualifications.  Each Director of the Corporation shall be a
              --------------
natural person of full age who need not be a resident of the Commonwealth of Pennsylvania or a shareholder of the Corporation.

          (c) Power to Select Directors.  Except as otherwise provided in these
              -------------------------
Bylaws, Directors of the Corporation shall be elected by the shareholders.

          (d) Notice of Shareholder Business and Nominations.  Nominations of
              ----------------------------------------------
persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders (a) pursuant to the Corporation's notice of meeting pursuant to the terms of these by-laws, (b) by or at the direction of the Board of Directors, or (c) by any shareholder of the Corporation who was a shareholder of record at the time of giving of notice provided for in this
Section 3-1(d), who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 3-1(d).

     For nominations or other business to be properly brought before an annual meeting of shareholders by a shareholder pursuant to this Section 3-1(d), the shareholder must have given timely notice thereof in writing to the secretary of the Corporation and such other business must otherwise be a proper matter for shareholder action. To be timely, a shareholder's notice shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the 90th calendar day nor earlier than the close of business on the 120th calendar day prior to the first anniversary of the preceding year's annual meeting of shareholders; provided, however, that in the event that the date of the annual meeting of shareholders is more than 30 calendar days before or more that 60 calendar days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th calendar day prior to such annual meeting of shareholders and not later than the close of business on the later of the 90th calendar day prior to such annual meeting of shareholders or the 10th calendar day following the calendar day on which public announcement of the date of such meeting is first made by the Corporation. For purposes of determining whether a shareholder's notice shall have been delivered in a timely manner for the annual meeting of shareholders in 2000, the first anniversary of the previous year's meeting shall be deemed to be May 1, 1999. In no event shall the public announcement of an adjournment of an annual meeting of shareholders commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth, or be accompanied by, (a) in the event the shareholder proposes to nominate one or more persons for election or reelection as a director (1) the name and residence address of the shareholder and of the person or persons to be nominated; (2) a representation that the shareholder is a holder of record of voting stock of the Corporation and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the Notice; (3) such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to Regulation 14A promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (or pursuant to any successor act or regulation), including, without limitation, Rule

14a-11 thereunder, had proxies been solicited with respect to such nominee by the management or Board of Directors of the Corporation; (4) a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; and (5) the written consent of each nominee to serve as a director of the Corporation if so elected; and (b) in the event the shareholder proposes to bring any other business before the meeting, (1) the name and residence address of the shareholder proposing to bring business before the meeting and the beneficial owner, if any, on whose behalf the proposal is made, (2) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner, (3) a representation that the shareholder is a holder of record of the voting stock of the Corporation and intends to appear in person or by proxy at the meeting to bring the business before the meeting; and (4) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business of such shareholder and beneficial owner, if any, on whose behalf the proposal is made.

     Notwithstanding anything in the second sentence of the preceding paragraph to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 calendar days prior to the first anniversary of the preceding year's annual meeting of shareholders, a shareholder's notice required by this Section 3-1(d) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the 10th calendar day following the day on which such public announcement is first made by the Corporation.

     Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting under these by-laws. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which Directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors, or (b) provided that the Board of Directors has determined that directors shall be elected at the meeting, by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in this Section 3-1(d), who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 3-1(d). In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any shareholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting pursuant to such clause (b), if the shareholder's notice required by the second preceding paragraph of this Section 3-1(d) shall be delivered to the secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th calendar day prior to such special meeting and not later than the close of business on the later of the 90th calendar day prior to such special meeting or the 10th calendar day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a shareholder's notice as described above.

     Only such persons who are nominated in accordance with the procedures set forth in this Section 3-1(d) shall be eligible to serve as Directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this
Section 3-1(d). Except as otherwise provided by law, the articles of in Corporation or these by-laws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 3-1(d) and, if any proposed nomination or business is not in compliance with this Section 3-1(d), to declare that such defective proposal or nomination shall be disregarded.

     For purposes of this Section 3-1(d), "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

     Notwithstanding the foregoing provisions of this Section 3-1(d), a shareholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder with respect to the matters set forth in this Section 3-1(d). Nothing in this Section 3-1(d) shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

          (e) Election of Directors.  In elections for Directors, voting need
              ---------------------
not be by ballot, unless required by vote of the shareholders before the voting for the election of Directors begins. The candidates receiving the highest number of votes from each class or group of classes, if any, entitled to elect Directors separately up to the number of Directors to be elected by the class or group of classes shall be elected. If at any meeting of shareholders, Directors of more than one class are to be elected, each class of Directors shall be elected in a separate election.

          (f) Number.  The Board of Directors shall consist of one or more
              ------
members as may be determined from time to time by resolution of the Board of Directors.

          (g) Term of Office.  Each Director shall hold office for one year and
              --------------
until a successor has been selected and qualified or until his or her earlier death, resignation or removal. A decrease in the number of directors shall not have the effect of shortening the term of any incumbent director.

          (h) Resignation.  Any Director may resign at any time upon written
              -----------
notice to the Corporation. The resignation shall be effective upon receipt thereof by the Corporation or at such subsequent time as shall be specified in the notice of resignation.

          (i) Vacancies.  Vacancies in the Board of Directors, including
              ---------
vacancies resulting from an increase in the number of Directors, may be filled by a majority vote of the remaining members of the Board though less than a quorum, or by a sole remaining Director, and each person so selected shall be a Director to serve until the next selection of the class for which such Director has been chosen, and until a successor has been selected and qualified or until his or her earlier death, resignation or removal.

           (j) Removal of Directors.
               --------------------

               (i)  Removal by the Shareholders.  The entire Board of Directors
                    ---------------------------
or any individual Director may be removed from office by vote of the shareholders entitled to vote thereon without assigning any cause. In case the Board or any one or more Directors are so removed, new Directors may be elected at the same meeting.

               (ii) Removal by the Board.  The Board of Directors may declare
                    --------------------
vacant the office of a Director who has been judicially declared of unsound mind or who has been convicted of an offense punishable by imprisonment for a term of more than one year or if, within 60 days after notice of his or her selection, the Director does not accept the office either in writing or by attending a meeting of the Board of Directors.

      Section 3-2. Place of Meetings.  Meetings of the Board of Directors may
                   -----------------
be held at such place within or without the Commonwealth of Pennsylvania as a majority of the Directors may appoint from time to time or as may be designated in the notice of the meeting.

      Section 3-3. Regular Meetings.  A regular meeting of the Board of
                   ----------------
Directors shall be held annually, immediately following the annual meeting of the shareholders, at the place where such meeting of the shareholders is held or at such other place and time as a majority of the Directors in office after the annual meeting of shareholders may designate. At such meeting, the Board of Directors shall elect officers of the Corporation. In addition to such regular meeting, the Board of Directors shall have the power to fix by resolution the place and time of other regular meetings of the Board.

      Section 3-4. Special Meetings.  Special meetings of the Board of
                   ----------------
Directors shall be held whenever ordered by the Chairman of the Board, if any, by the President, by a majority of the executive committee, if any, by any two directors or by the holder or holders of at least 25% of the outstanding securities of the Corporation (on a fully converted basis).

      Section 3-5. Participation in Meetings by Conference Telephone.
                   -------------------------------------------------
Any Director may participate in any meeting of the Board of Directors or of any committee (provided such Director is otherwise entitled to participate), be counted for the purpose of determining a quorum thereof and exercise all rights and privileges to which such Director might be entitled were he or she personally in attendance, including the right to vote, or any other rights attendant to presence in person at such meeting, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

      Section 3-6. Notices of Meetings of Board of Directors.
                   -----------------------------------------

          (a) Regular Meetings.  No notice shall be required to be given of any
              ----------------
regular meeting, unless the same is held at other than the place or time for holding such meeting as fixed in accordance with Section 3-3 of these Bylaws, in which event two days' notice shall be given of the place and time of such meeting complying with Article VI of these Bylaws.

          (b) Special Meetings.  Written notice stating the place and time of
              ----------------
any special meeting of the Board of Directors shall be sufficient if given at least one day, as provided in Article VI, in advance of the time fixed for the meeting.

      Section 3-7. Quorum and Action by Directors.  A majority of the
                   ------------------------------
Directors in office of the Corporation shall be necessary to constitute a quorum for the transaction of business and the acts of a majority of the Directors present and voting at a meeting at which a quorum is present shall be the acts of the Board of Directors.

      Section 3-8. Informal Action by the Board of Directors.  Any action
                   -----------------------------------------
required or permitted to be taken at a meeting of the Directors, or of the members of any committee of the Board of Directors, may be taken without a meeting if, prior or subsequent to the action, a written consent or consents thereto by all of the Directors in office (or members of the committee with respect to committee action) is filed with the Secretary of the Corporation. In addition to other means of filing with the Secretary, insertion in the minute book of the Corporation shall be deemed filing with the Secretary regardless of whether the Secretary or some other authorized person has actual possession of the minute book.

      Section 3-9. Committees.
                   ----------

          (a) Establishment and Powers.  The Board of Directors of the
              ------------------------
Corporation may, by resolution adopted by a majority of the Directors in office, establish one or more committees to consist of one or more Directors of the Corporation. Any committee, to the extent provided in the resolution of the Board of Directors or in the Bylaws, shall have and may exercise all of the powers and authority of the Board of Directors, except that a committee shall not have any power or authority as to the following:

              (i) The submission to shareholders of any action requiring approval of shareholders under Section 1731(a)(1) of the Pennsylvania BCL.

               (ii) The creation or filling of vacancies in the Board of Directors.

               (iii) The adoption, amendment or repeal of the Bylaws.

               (iv) The amendment or repeal of any resolution of the Board of Directors that by its terms is amendable or repealable only by the Board of Directors.

               (v) Action on matters committed by the Bylaws or resolution of the Board of Directors to another committee of the Board of Directors.

          (b) Alternate Members.  The Board of Directors may designate one or
              -----------------
more Directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee or for the purpose of any written action by the committee. In the absence or disqualification of a member and alternate member or members of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another Director to act at the meeting in the place of the absent or disqualified member.

          (c) Term. Each committee of the Board of Directors shall serve at the
               ----
pleasure of the Board of Directors.

          (d) Status of Committee Action.  The term "Board of Directors" or
              --------------------------
"Board", when used in any provision of these Bylaws relating to the organization or procedures of or the manner of taking action by the Board of Directors, shall be construed to include and refer to any executive or other committee of the Board of Directors. Any provision of these Bylaws relating or referring to action to be taken by the Board of Directors or the procedure required therefor shall be satisfied by the taking of corresponding action by a committee of the Board of Directors to the extent authority to take the action has been delegated to the committee pursuant to this section.

                              ARTICLE IV-OFFICERS

      Section 4-1. Election and Office.  The Corporation shall have a
                   -------------------
President, a Secretary and a Treasurer who shall be elected by the Board of Directors. The Board of Directors may elect as additional officers a Chairman of the Board, a Chief Executive Officer, one or more Vice Chairmen of the Board, one or more Vice Presidents, and one or more other officers or assistant officers. Any number of offices may be held by the same person. All of the officers shall be natural persons of the age of 18 years or older except that the Treasurer may be a corporation.

      Section 4-2. Term.  The officers and assistant officers shall each
                   ----
serve at the pleasure of the Board of Directors until the first meeting of the Board of Directors following the next annual meeting of shareholders, unless removed from office by the Board of Directors during their respective tenures. Officers may, but need not, be Directors.

      Section 4-3. Powers and Duties of the Chief Executive Officer.
                   ------------------------------------------------
Unless otherwise determined by the Board of Directors, the Chief Executive Officer shall have general supervision over the business, finances, operations and welfare of the Corporation, subject however, to the control of the Board of Directors. The Chief Executive Officer shall sign, execute, and acknowledge, in the name of the Corporation, deeds, mortgages, bonds, contracts or other instruments, authorized by the Board of Directors, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors, or by these bylaws or by the Chief Executive Officer, to some other officer or agent of the Corporation; and, in general, shall have all powers and perform all duties incident to the position of a chief executive officer and such other powers and duties as from time to time may be assigned by the Board of Directors. The Chief Executive Officer shall from time to time make such reports of the affairs of the Corporation as the Board may require and shall present to the annual meeting of the shareholders a report of the business of the Corporation for the preceding fiscal year.

      Section 4-4. Powers and Duties of the President.  Unless otherwise
                   ----------------------------------
determined by the Board of Directors, the President shall perform the duties of the Chief Executive Officer in the absence of the Chief Executive Officer and such other duties as may from time to time be assigned to the President by the Chief Executive Officer.

      Section 4-5. Powers and Duties of the Secretary.  Unless otherwise
                   ----------------------------------
determined by the Board of Directors, the Secretary shall be responsible for the keeping of the minutes of all meetings of the Board of Directors and the shareholders, in books provided for that purpose, and for the giving and serving of all notices for the Corporation. The Secretary shall perform all other duties ordinarily incident to the office of Secretary and shall have such other powers and perform such other duties as may be assigned to the Secretary by the Board of Directors. The minute books of the Corporation may be held by a person other than the Secretary.

      Section 4-6. Powers and Duties of the Treasurer.  Unless otherwise
                   ----------------------------------
determined by the Board of Directors, the Treasurer shall have charge of all the funds and securities of the Corporation which may come into such officer's hands. When necessary or proper, unless otherwise determined by the Board of Directors, the Treasurer shall endorse for collection on behalf of the Corporation checks, notes and other obligations, and shall deposit the same to the credit of the Corporation to such banks or depositories as the Board of Directors may designate and may sign all receipts and vouchers for payments made to the Corporation. The Treasurer shall sign all checks made by the Corporation, except when the Board of Directors shall otherwise direct. The Treasurer shall be responsible for the regular entry in books of the Corporation to be kept for such purpose of a full and accurate account of all funds and securities received and paid by the Treasurer on account of the Corporation. Whenever required by the Board of Directors, the Treasurer shall render a statement of the financial condition of the Corporation. The Treasurer shall have such other powers and shall perform the duties as may be assigned to such officer from time to time by the Board of Directors. The Treasurer shall give such bond, if any, for the faithful performance of the duties of such office as shall be required by the Board of Directors.

      Section 4-7. Powers and Duties of the Chairman of the Board.
                   ----------------------------------------------
Unless otherwise determined by the Board of Directors, the Chairman of the Board, if any, shall preside at all meetings of Directors. The Chairman of the Board shall have such other powers and perform such further duties as may be assigned to such officer by the Board of Directors, including, without limitation, acting as chief executive officer of the Corporation. To be eligible to serve, the Chairman of the Board must be a Director of the Corporation.

      Section 4-8. Powers and Duties of Vice Chairmen of the Board, Vice
         ---------------------------------------------------------------
Presidents and Assistant Officers.  Unless otherwise determined by the Board of
---------------------------------
Directors, each Vice Chairman, Vice President and each assistant officer shall have the powers and perform the duties of his or her respective superior officer. Vice Presidents and assistant officers shall have such rank as may be designated by the Board of Directors. Vice Presidents may be designated as having responsibility for a specific area of the Corporation's affairs, in which event such Vice President shall be superior to the other Vice Presidents in relation to matters within his or her area. The President shall be the superior officer of the Vice Presidents. The Chairman of the Board shall be the superior officer of the Vice Chairmen. The Treasurer and Secretary shall be the superior officers of the Assistant Treasurers and Assistant Secretaries, respectively.

      Section 4-9. Delegation of Office.  The Board of Directors may delegate
                   --------------------
the powers or duties of any officer of the Corporation to any other person from time to time.

      Section 4-10. Vacancies.  The Board of Directors shall have the power to
                    ---------
fill any vacancies in any office occurring for any reason.

                            ARTICLE V-CAPITAL STOCK

      Section 5-1. Share Certificates.
                   ------------------

          (a) Execution. Except as otherwise provided in Section 5-5, the shares
              ---------
of the Corporation shall be represented by certificates. Unless otherwise provided by the Board of Directors, every share certificate shall be signed by two officers and sealed with the corporate seal, which may be a facsimile, engraved or printed, but where such certificate is signed by a transfer agent or a registrar, the signature of any corporate officer upon such certificate may be a facsimile, engraved or printed. In case any officer who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer because of death, resignation or otherwise, before the certificate is issued, it may be issued with the same effect as if the officer had not ceased to be such at the date of its issue. The provisions of this
Section 5-1 shall be subject to any inconsistent or contrary agreement at the time between the Corporation and any transfer agent or registrar.

          (b) Designations, etc.  To the extent the Corporation is authorized to
              -----------------
issue shares of more than one class or series, every certificate shall set forth upon the face or back of the certificate (or shall state on the face or back of the certificate that the Corporation will furnish to any shareholder upon request and without charge) a full or summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued so far as they have been fixed and determined and the authority of the Board of Directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the classes and series of shares of the Corporation.

          (c) Fractional Shares.  Except as otherwise determined by the Board of
              -----------------
Directors, shares or certificates therefor may be issued as fractional shares for shares held by any dividend reinvestment plan or employee benefit plan created or approved by the Corporation's Board of Directors, but not by any other person.

      Section 5-2. Transfer of Shares.  Transfer of shares shall be made on the
                   ------------------
books of the Corporation only upon surrender of the share certificate, duly endorsed or with duly executed stock powers attached and otherwise in proper form for transfer, which certificate shall be canceled at the time of the transfer.

      Section 5-3. Determination of Shareholders of Record.
                   ---------------------------------------

          (a) Fixing Record Date.  The Board of Directors of the Corporation may
              ------------------
fix a time prior to the date of any meeting of shareholders as a record date for the determination of the shareholders entitled to notice of, or to vote at, the meeting, which time, except in the case of an adjourned meeting, shall be not more than 90 days prior to the date of the meeting of shareholders. Only shareholders of record on the date fixed shall be so entitled notwithstanding any transfer of shares on the books of the Corporation after any record date fixed as provided in this subsection. The Board of Directors may similarly fix a record date for the determination of shareholders of record for any other purpose. When a determination of shareholders of record has been made as provided in this section for purposes of a meeting, the determination shall apply to any adjournment thereof unless the Board of Directors fixes a new record date for the adjourned meeting.

           (b) Determination when No Record Date Fixed.  If a record date is not
               ---------------------------------------
fixed:

               (i) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day fixed by the Board of Directors but in no event more than 90 days prior to the meeting or less than the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held.

               (ii) The record date for determining shareholders entitled to express consent or dissent to corporate action in writing without a meeting, when prior action by the Board of Directors is not necessary, shall be the close of business on the day on which the first written consent or dissent is filed with the Secretary of the Corporation.

          (iii) The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

          (c) Certification by Nominee.  The Board of Directors may adopt a
              ------------------------
procedure whereby a shareholder of the Corporation may certify in writing to the Corporation that all or a portion of the shares registered in the name of the shareholder are held for the account of a specified person or persons. The resolution of the Board of Directors may set forth:

               (i) the classification of shareholder who may certify;

               (ii) the purpose or purposes for which the certification may be made;

               (iii) the form of certification and information to be contained therein;

               (iv) if the certification is with respect to a record date, the time after the record date within which the certification must be received by the Corporation; and

               (v) such other provisions with respect to the procedure as are deemed necessary or desirable.

          Upon receipt by the Corporation of a certification complying with the procedure, the persons specified in the certification shall be deemed, for the purposes set forth in the certification, to be the holders of record of the number of shares specified in place of the shareholder making the certification.

      Section 5-4. Lost Share Certificates.  Unless waived in whole or in
                   -----------------------
part by the Board of Directors, any person requesting the issuance of a new certificate in-lieu of an alleged lost, destroyed, mislaid or wrongfully taken certificate shall (a) give to the Corporation his or her bond of indemnity with an acceptable surety, and (b) satisfy such other requirements as may be imposed by the Corporation. Thereupon, a new share certificate shall be issued to the registered owner or his or her assigns in lieu of the alleged lost, destroyed, mislaid or wrongfully taken certificate, provided that the request therefor and issuance thereof have been made before the Corporation has notice that such shares have been acquired by a bona fide purchaser.

      Section 5-5. Uncertificated Shares.  Notwithstanding anything
                   ---------------------
herein to the contrary, any or all classes and series of shares, or any part thereof, may be represented by uncertificated shares to the extent determined by the Board of Directors, except that shares represented by a certificate that is issued and outstanding shall continue to be represented thereby until the certificate is surrendered to the Corporation. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof, a written notice containing the information required to be set forth or stated on certificates. The rights and obligations of the holders of shares represented by certificates and the rights and obligations of the holders of uncertificated shares of the same class and series shall be identical. Notwithstanding anything herein to the contrary, the provisions of
Section 5-2 shall be inapplicable to uncertificated shares and in lieu thereof the Board of Directors shall adopt alternative procedures for registration of transfers.

                 ARTICLE VI - NOTICES - COMPUTING TIME PERIODS

      Section 6-1. Contents of Notice.  Whenever any notice of a meeting is
                   ------------------
required to be given pursuant to these Bylaws or the Articles of Incorporation (the "Articles") or otherwise, the notice shall specify the place and time of the meeting; in the case of a special meeting of shareholders or where otherwise required by law or the Bylaws, the general nature of the business to be transacted at such meeting; and any other information required by law.

      Section 6-2. Modification of Proposal Contained in Notice.  Whenever the
                   --------------------------------------------
language of a proposed resolution is included in a written notice of a meeting required to be given under the provisions of the Pennsylvania BCL or the articles or these bylaws, the meeting considering the resolution may without further notice adopt it with such clarifying or other amendments as do not enlarge its original purpose.

      Section 6-3. Method of Notice.  Whenever written notice is required
                   ----------------
to be given to any person under the provisions of the Articles or these Bylaws, it may be given to the person either personally or by sending a copy thereof by first class or express mail, postage prepaid, or by telegram (with messenger service specified), telex or TWX (with answerback received) or courier service, charges prepaid, or by telecopier, to such person's address (or to such person's telex, TWX, telecopier or telephone number) appearing on the books of the Corporation or, in the case of Directors, supplied by such Director to the Corporation for the purpose of notice. If the notice is sent by mail, telegraph or courier service, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office or courier service for delivery to that person or, in the case of telex or TWX, when dispatched. Except as otherwise provided herein, or as otherwise directed by the Board of Directors, notices of meetings may be given by, or at the direction of, the Secretary.

      Section 6-4. Bulk Mail.  If the Corporation has more than 30
                   ---------
shareholders, notice of any regular or special meeting of the shareholders, or any other notice required by the Business Corporation Law or by the articles or these bylaws to be given to all shareholders or to all holders of a class or series of shares, may be given by any class of postpaid mail if the notice is deposited in the United States mail at least 20 days prior to the day named for the meeting or any corporate or shareholder action specified in the notice.

      Section 6-5. Computing Time Periods.
                    ----------------------

          (a) Days to be Counted.  In computing the number of days for purposes
              ------------------
of these Bylaws, all days shall be counted, including Saturdays, Sundays or a holiday on which national banks are or may elect to be closed ("Holiday"); provided, however, that if the final day of any time period falls on a Saturday, Sunday or Holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or Holiday. In computing the number of days for the purpose of giving notice of any meeting, the date upon which the notice is given shall be counted but the day set for the meeting shall not be counted.

          (b) One Day Notice.  In any case where only one day's notice is being
              --------------
given, notice must be given at least 24 hours in advance by delivery in person, telephone, telex, TWX, telecopier or similar means of communication.

      Section 6-6. Waiver of Notice.  Whenever any notice is required to be
                   ----------------
given by law or the Articles or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of the notice. Except as otherwise required by law or the next sentence, neither the business to be transacted at, nor the purpose of, a meeting need be specified in the waiver of notice of the meeting. In the case of a special meeting of shareholders, the waiver of notice shall specify the general nature of the business to be transacted. Attendance of a person at any meeting shall constitute a waiver of notice of the meeting except where a person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.

            ARTICLE VII - LIMITATION OF DIRECTORS' LIABILITY AND
           INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER PERSONS

      Section 7-1. Limitation of Directors' Liability.  No Director of
                   ----------------------------------
the Corporation shall be personally liable for monetary damages as such for any action taken or any failure to take any action unless: (a) the Director has breached or failed to perform the duties of his or her office under Section 1721 of the Pennsylvania BCL, and (b) the breach or failure to perform constitutes self-dealing, wilful misconduct or recklessness; provided, however, that the provisions of this Section shall not apply to the responsibility or liability of a Director pursuant to any criminal statute, or to the liability of a Director for the payment of taxes pursuant to local, Pennsylvania or Federal law.

      Section 7-2. Indemnification and Insurance.
                   -----------------------------

           (a) Indemnification of Directors and Officers.
               -----------------------------------------

               (i) Each Indemnitee (as defined below) shall be indemnified and held harmless by the Corporation for all actions taken by him or her and for all failures to take action (regardless of the date of any such action or failure to take action) to the fullest extent permitted by Pennsylvania law against all expense, liability and loss (including without limitation attorneys fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding (as defined below).

No indemnification pursuant to this Section shall be made, however, in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted wilful misconduct or recklessness.

             (ii) The right to indemnification provided in this Section shall include the right to have the expenses incurred by the Indemnitee in defending any Proceeding paid by the Corporation in advance of the final disposition of the Proceeding to the fullest extent permitted by Pennsylvania law; provided that, if Pennsylvania law continues so to require, the payment of such expenses incurred by the Indemnitee in advance of the final disposition of a Proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of the Indemnitee, to repay all amounts so advanced without interest if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified under this Section or otherwise.

             (iii) Indemnification pursuant to this Section shall continue as to an Indemnitee who has ceased to be a Director or officer and shall inure to the benefit of his or her heirs, executors and administrators.

             (iv) For purposes of this Article, (A) "Indemnitee" shall mean each Director or officer of the Corporation who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding, by reason of the fact that he or she is or was a Director or officer of the Corporation or is or was serving in any capacity at the request or for the benefit of the Corporation as a Director, officer, employee, agent, partner, or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, trust, employee benefit plan, or other enterprise; and (B) "Proceeding" shall mean any threatened, pending or completed action, suit or proceeding (including without limitation an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative, investigative or through arbitration.

          (b) Indemnification of Employees and Other Persons.  The Corporation
              ----------------------------------------------
may, by action of its Board of Directors and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees. To the extent that an employee or agent of the Corporation has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, the Corporation shall indemnify such person against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

          (c) Non-Exclusivity of Rights.  The rights to indemnification and to
              -------------------------
the advancement of expenses provided in this Article shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of the Articles or Bylaws, agreement, vote of shareholders or Directors, or otherwise.

          (d) Insurance.  The Corporation may purchase and maintain insurance,
              ---------
at its expense, for the benefit of any person on behalf of whom insurance is permitted to be purchased by Pennsylvania law against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person under Pennsylvania or other law. The Corporation may also purchase and maintain insurance to insure its indemnification obligations whether arising hereunder or otherwise.

          (e) Fund For Payment of Expenses.  The Corporation may create a fund
              ----------------------------
of any nature, which may, but need not be, under the control of a trustee, or otherwise may secure in any manner its indemnification obligations, whether arising hereunder, under the Articles, by agreement, vote of shareholders or Directors, or otherwise.

      Section 7-3. Amendment.  The provisions of this Article VII relating
                   ---------
to the limitation of Directors' liability, to indemnification and to the advancement of expenses shall constitute a contract between the Corporation and each of its Directors and officers which may be modified as to any Director or officer only with that person's consent or as specifically provided in this Section. Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article VII which is adverse to any Director or officer shall apply to such Director or officer only on a prospective basis, and shall not reduce any limitation on the personal liability of a Director of the Corporation, or limit the rights of an Indemnitee to indemnification or to the advancement of expenses with respect to any action or failure to act occurring prior to the time of such repeal or amendment. Notwithstanding any other provision of these Bylaws, no repeal or amendment of these Bylaws shall affect any or all of this Article so as either to reduce the limitation of Directors' liability or limit indemnification or the advancement of expenses in any manner unless adopted by (a) the unanimous vote of the Directors of the Corporation then serving, or (b) the affirmative vote of shareholders entitled to cast not less than a majority of the votes that all shareholders are entitled to cast in the election of Directors; provided that no such amendment shall have retroactive effect inconsistent with the preceding sentence.

      Section 7-4. Changes in Pennsylvania Law.  References in this Article VII
                   ---------------------------
to Pennsylvania law or to any provision thereof shall be to such law as it existed on the date this Article VII was adopted or as such law thereafter may be changed; provided that (a) in the case of any change which expands the liability of Directors or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide, the rights to limited liability, to indemnification and to the advancement of expenses provided in this Article shall continue as theretofore to the extent permitted by law; and
(b) if such change permits the Corporation without the requirement of any further action by shareholders or Directors to limit further the liability of Directors (or limit the liability of officers) or to provide broader indemnification rights or rights to the advancement of expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

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

                          ARTICLE VIII - FISCAL YEAR

      Section 8-1. Determination of Fiscal Year.  The Board of Directors
                   ----------------------------
shall have the power by resolution to fix the fiscal year of the Corporation. If the Board of Directors shall fail to do so, the President shall fix the fiscal year.

                            ARTICLE IX - AMENDMENTS

      Section 9-1. Except as otherwise expressly provided in Section 7-3:

          (a) Shareholders.  The shareholders entitled to vote thereon shall
              ------------
have the power to alter, amend, or repeal these Bylaws, by the vote of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast thereon, at any regular or special meeting, duly convened after notice to the shareholders of such purpose. In the case of a meeting of shareholders to amend or repeal these Bylaws, written notice shall be given to each shareholder that the purpose, or one of the purposes, of the meeting is to consider the adoption, amendment or repeal of the Bylaws.

          (b) Board of Directors.  The Board of Directors (but not a committee
              ------------------
thereof), by a vote of the majority of Directors then in office, shall have the power to alter, amend, and repeal these Bylaws, regardless of whether the shareholders have previously adopted the Bylaw being amended or repealed, subject to the power of the shareholders to change such action, provided that the Board of Directors shall not have the power to amend these Bylaws on any subject that is expressly committed to the shareholders by the express terms hereof by Section 1504 of the Pennsylvania BCL or otherwise.

             ARTICLE X - INTERPRETATION OF BYLAWS --  SEPARABILITY

      Section 10-1. Interpretation.  All words, terms and provisions of these
                    --------------
Bylaws shall be interpreted and defined by and in accordance with the Pennsylvania BCL.

      Section 10-2. Separability.  The provisions of these Bylaws are
                    ------------
independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

                   ARTICLE XI - DETERMINATIONS BY THE BOARD

      Section 11-1. Effect of Board Determinations.  Any determination involving
                    ------------------------------
interpretation or application of these Bylaws made in good faith by the Board of Directors shall be final, binding and conclusive on all parties in interest.

            ARTICLE XII - ADOPTION OF BYLAWS AND RECORD OF AMENDMENT

       Section 12-1.   Adoption.  These Amended and Restated Bylaws have been
                       --------
adopted and filed with the undersigned on the ___ day of ______, 1999, and shall be effective as of the closing of the Corporation's initial public offering.


                                              -----------------------
                                                   Secretary

                                                      __________, 1999

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